UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                  THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933(THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
(i) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (v) TO THE ISSUER, IN EACH OF CASES (i) THROUGH (iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

CUSIP NO. 63935KAA1


No. R-3                                                            $67,000,000

               10 1/2% First Priority Ship Mortgage Notes Due 2007

                  NAVIGATOR GAS TRANSPORT PLC, an Isle of Man public limited company, promises to pay to CEDE & CO., or registered assigns, the principal sum of SIXTY-SEVEN MILLION DOLLARS on June 30, 2007.

                  Interest Payment Dates:  June 30 and December 31.

                  Record Dates:  June 15 and December 15.

                  Additional provisions of this Security are set forth on the other side of this Security.


                                        Dated: August 7, 1997

                                        NAVIGATOR GAS TRANSPORT PLC,

                                        by /s/ Richard Klapow
                                          -----------------------------------
                                               Richard Klapow

                                        by /s/ Joseph Avantario
                                          -----------------------------------
                                               Joseph Avantario

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee, certifies this is one of the Securities referred to in the Indenture.

  by /s/ Christine Collins
    -----------------------------
         Christine Collins
         Authorized Signatory

               10 1/2% First Priority Ship Mortgage Note Due 2007

                  1.  INTEREST

                  NAVIGATOR GAS TRANSPORT PLC, an Isle of Man public limited company (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above; PROVIDED, HOWEVER, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Security at a rate of 0.50% per annum from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. The Company will pay interest semiannually on June 30 and December 31 of each year, commencing December 31, 1997. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 7, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

                  2.  METHOD OF PAYMENT

                  The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the June 15 or December 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; PROVIDED, HOWEVER, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).


                  3.  PAYING AGENT AND REGISTRAR

                  Initially, United States Trust Company of New York, a bank and trust company organized under the New York Banking Law ("Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.


                  4.  INDENTURE

                  The Company issued the Securities under an Indenture dated as of August 1, 1997 ("Indenture"), among the Company, Holdings, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

                  The Securities are general secured obligations of the Company limited to $217,000,000 aggregate principal amount (subject to Section 2.06 of the Indenture). The Indenture limits (i) the incurrence of additional debt by the Company and the Owner, (ii) the payment of dividends on capital stock of the Company and the purchase, redemption or retirement of capital stock or subordinated indebtedness, (iii) investments, (iv) certain liens and sale/leaseback transactions, (v) certain transactions with affiliates, (vi) sales of assets, (vii) the issuance or sale of capital stock of subsidiaries and
(viii) certain consolidations, mergers and transfers of assets. The Indenture also prohibits certain restrictions on distributions from the Owners.

                  5. OPTIONAL REDEMPTION

                  Except as set forth in the next two paragraphs, the Securities may not be redeemed prior to June 30, 2002. On and after that date, the Company may redeem the Securities in whole at any time or in part from time to time at the following redemption prices (expressed in percentages of principal amount), plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the related Interest Payment Date):

                  if redeemed during the 12-month period beginning
June 30,

                 Period                                    Percentage
                 ------                                    ----------
                  2002 . . . . . . . . . . . . . . . . .    105.750%
                  2003 . . . . . . . . . . . . . . . . .    103.500
                  2004 . . . . . . . . . . . . . . . . .    101.750
                  2005 and thereafter  . . . . . . . . .    100.000

                  If, as a result of any change in or any amendment to the laws, regulations or published tax rulings of the Isle of Man or any Successor Jurisdiction, or of any political subdivision or taxing authority thereof or therein, or any change in the official administration, application or interpretation of such laws, regulations or published tax rulings either generally or in relation to any particular Securities, which change in official administration, application or interpretation shall not have been available to the public prior to such issue date and is notified to the Company or the relevant Owners, as the case may be, on or after such issue date, it is determined by the Company or the relevant Owners, as the case may be, that the Company or the relevant Owners, as the case may be, would be required to pay, any Additional Amounts pursuant to the Indenture or the terms of any Security in respect of interest on the next succeeding Interest Payment Date (assuming, in the case of the Owners, that a payment in respect of such interest were required to be made by the relevant Owners under the Guarantees on such Interest Payment
Date), and that such obligation cannot be avoided by the Company or the relevant Owners taking reasonable measures available to it, the Company or the relevant Owners, as the case may be, may, at its option, redeem all (but not less than all) the Securities in respect of which such Additional Amounts would be so payable at any time, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the date fixed for redemption; PROVIDED, HOWEVER, that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company or the relevant Owners, as the case may be, would be obligated, or is substantially likely to be obligated, to pay such Additional Amounts were a payment in respect of the Securities or the Guarantees, as the case may be, then due, and (b) at the time any such redemption notice is given, such obligation, or substantial likelihood, to pay such Additional Amounts must remain in effect.

                  In addition, at any time and from time to time prior to June 30, 2000, the Company may redeem up to 35% of the aggregate principal amount of Securities with the proceeds of one or more Public Equity Offerings (with the cash proceeds thereof to the extent actually contributed to the Company) following which there is a Public Market, at a redemption price (expressed as a percentage of principal amount) of 110.5% plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date); PROVIDED, HOWEVER, that at least $100 million aggregate principal amount of the Securities and $45 million aggregate principal amount of the Second Priority Notes must remain outstanding after each such redemption.


                  6.  MANDATORY REDEMPTION

                  In the event an Owner elects to terminate its Building Contract because of a material breach thereof by the Builders (including a failure to pay liquidated damages for any delay in the delivery of the related Vessel), the Securities will be subject to mandatory redemption in part, on a pro rata basis, in an aggregate principal amount equal to the Allocated Principal Amount of the Securities for such Vessel and for each other Vessel that has not been accepted by its related Owner as of the date of such termination, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to and including the date of redemption (subject to the right of a Holder of record on the relevant record date to receive interest due on the relevant Interest Payment Date), upon the earlier to occur of (a) the receipt of the Refund Amount with respect to the related Building Contract(s) and (b) 60 days after the termination of such Building Contract(s) by the related Owner(s).

                  If a Vessel is subject to Total Loss, the Securities will be subject to mandatory redemption in part, on a pro rata basis, in an aggregate principal amount equal to the Allocated Principal Amount of the Securities for such Vessel, at a redemption price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the date of redemption (subject to the right of a Holder of record on the relevant record date to receive interest due on the relevant Interest Payment Date), upon the earlier to occur of (a) the receipt of the Insurance Proceeds with respect to such Total Loss and (b) 60 days after such Total Loss was deemed to have occurred.


                  7.  NOTICE OF REDEMPTION

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.


                  8.  OFFERS TO PURCHASE

                  On each Available Cash Payment Date, the Company will be required, to the extent of Available Cash on such Available Cash Payment Date, to make an Available Cash Offer to each Holder of Securities to purchase such Holder's Securities in whole or in part, at a price equal to 102% of the principal amount thereof plus accrued and unpaid interest to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interests due on the related Interest Payment Date) as provided in, and subject to the terms of, the Indenture. Upon a Change of Control, any Holder of Securities will have the right to cause the Company to purchase all or any part of the Securities of such Holder at a purchase price equal to 101% of the principal amount of the Securities to be purchased plus accrued interest to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the related Interest Payment Date) as provided in, and subject to the terms of, the Indenture.

                  9.  GUARANTEE

                  The payment by the Company of the principal of, and premium and interest on, the Securities is fully and unconditionally guaranteed on a joint and several senior basis by the Owners.


                  10.  SECURITY

                  The Securities will initially be secured by the Collateral delivered on the Issue Date. Upon the occurrence of a Delivery Date with respect to a Vessel the Securities will thereafter be secured by a first priority ship mortgage on such Vessel and all other Collateral delivered on the Delivery Date of such Vessel. The Securities will also have the benefit of the Letter of Credit.


                  11.  DENOMINATIONS; TRANSFER; EXCHANGE

                  The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.


                  12.  PERSONS DEEMED OWNERS

                  The registered Holder of this Security may be treated as the owner of it for all purposes.


                  13.  UNCLAIMED MONEY

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

                  14.  DISCHARGE AND DEFEASANCE

                  Subject to certain conditions, the Company at any time may terminate some or all of its and the Guarantors' obligations under the Securities, the Security Agreements and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.


                  15.  AMENDMENT, WAIVER

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the Securities and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company, the Guarantors and the Trustee may amend the Indenture, the Security Agreements or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add additional guarantees with respect to the Securities or to provide additional security for the Securities, or to add additional covenants or surrender rights and powers conferred on the Company or the Guarantors, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make any change that does not adversely affect the rights of any Securityholder.


                  16.  DEFAULTS AND REMEDIES

                  Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 or 6 of the Securities, upon required purchase, upon acceleration or otherwise, or failure by the Company or the Guarantors to redeem or purchase Securities when required; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of Holdings, the

Company or the Owners if the amount accelerated (or so unpaid) exceeds $5.0 million; (v) certain events of bank- ruptcy or insolvency with respect to Holdings, the Company or the Owners; (vi) certain judgments or decrees for the payment of money in excess of $5.0 million, (vii) certain events or defaults with respect to the Guarantees or the Security Agreements and (ix) the failure by the Designated Owners to hold certain prescribed percentages of Voting Stock and Capital Stock of Holdings. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

                  Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.


                  17.  TRUSTEE DEALINGS WITH THE COMPANY

                  Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.


                  18.  NO RECOURSE AGAINST OTHERS

                  A director, officer, employee or stockholder, as such, of the Company, Holdings, the Owners or the Trustee shall not have any liability for any obligations of the Company, Holdings or the Owners under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                  19.  AUTHENTICATION

                  This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.


                  20.  ABBREVIATIONS

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).


                  21.  HOLDERS' COMPLIANCE WITH REGISTRATION RIGHTS
AGREEMENT

                  Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Company and the Guarantors to the extent provided therein.


                  22.  GOVERNING LAW

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE

SECURITYHOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS SECURITY IN LARGER TYPE. REQUESTS MAY BE MADE TO:

                           NAVIGATOR GAS TRANSPORT PLC,
                           15-19 ATHOL STREET
                           DOUGLAS, ISLE OF MAN IM1 1LB
                           FAX: 44-1624-638-333

                           ATTENTION OF SECRETARY

                                              ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to


         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint                           agent to
transfer this Security on the books of the Company. The agent may substitute another to act for him.


------------------------------------------------------------

Date: ________________ Your Signature: _____________________


------------------------------------------------------------

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

         (1)      _        to the Company; or

         (2)      _        pursuant to an effective registration
                           statement under the Securities Act of 1933;
                           or

         (3)      _        inside the United States to a "qualified
                           institutional buyer" (as defined in
                           Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4)      _        outside the United States in an offshore
                           transaction within the meaning of Regulation
                           S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933;
                           or

         (5)      _        pursuant to another available exemption from
                           registration provided by Rule 144 under the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; PROVIDED, HOWEVER, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.




                                                     --------------------------
                                                       Signature

Signature Guarantee:

---------------------                                --------------------------
Signature must be guaranteed                                  Signature

--------------------------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: ---------------------                  ---------------------------------
                                              NOTICE:  To be executed by
                                                       an executive officer



              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The following increases or decreases in this Global Security have been made:

Date of         Amount of decrease      Amount of increase     Principal amount        Signature of
Exchange        in Principal            in Principal           of this Global          authorized officer
                Amount of this          Amount of this         Security following      of Trustee or
                Global Security         Global Security        such decrease or        Securities
                                                               increase                Custodian

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.12 of the Indenture, check the box:
                                       / /

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.12 of the Indenture, state the amount in principal amount: $


Date: ---------------          Your Signature:       ------------------------
                                                     (Sign exactly as your
                                                     name appears on the
                                                     other side of this
                                                     Security.)

Signature Guarantee: --------------------------------
                       (Signature must be guaranteed)